UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            _________________________


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                       Date of Report
                       (Date of earliest
                       event reported):      April 9, 2003



                           Edison Control Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



     New Jersey                     0-14812                    22-2716367
 --------------------         ---------------------        --------------------
   (State or other               (Commission File              (IRS Employer
   jurisdiction of                   Number)                Identification No.)
    incorporation)

                        777 Maritime Drive, P.O. Box 308
                      Port Washington, Wisconsin 53074-0308
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (262) 268-6800
                       ----------------------------------
                         (Registrant's telephone number)

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibits are being filed herewith:

               (99.1) Edison Control Corporation press release, dated April 9, 2003, regarding board approval of amendments to a going private proposal.


Item 9.   Regulation FD Disclosure.
------    ------------------------

     On April 9, 2003, Edison Control Corporation issued a press release regarding board approval of amendments to a "going private" proposal. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.


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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EDISON CONTROL CORPORATION



Date:  April 9, 2003                      By: /s/ Greg Skaar
                                             -----------------------------------
                                              Greg Skaar
                                              Chief Financial Officer

                           EDISON CONTROL CORPORATION

                            EXHIBIT INDEX TO FORM 8-K
                           Report Dated April 9, 2003


Exhibit No.
----------

(99.1) Edison Control Corporation press release, dated April 9, 2003, regarding amendments to the going private proposal.


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